SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


   Date of Report (Date of earliest Event reported): April 27, 1995


                    Southern Pacific Transportation Company
             Exact name of registrant (as specified in its charter)


           Delaware                 1-6146              4-6001323W

        (State or Other    (Commission File Number) (I.R.S. Employer
        Jurisdiction of                            Identification No.)
         Incorporation)


Southern Pacific Building
One Market Plaza
San Francisco, California                                  94105
(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code   (415) 541-1000

Item 5.  Other Events.

                         CAPITALIZATION

          The following table sets forth the capitalization of Southern Pacific Transportation Company ("SPT" or the "Company") and its consolidated subsidiaries as of March 31, 1995. The data contained in this table should be read in conjunction with the selected consolidated financial and operating data and notes thereto that follow and other information contained in the documents incorporated by reference therein.

                                               March 31, 1995
                                            (dollars in millions)

Current portion of long-term debt:
     Equipment & capital lease obligations       $   54.2
     Current portion of other debt                    6.6
          Total short-term debt                  $   60.8

Long-term debt:
     Equipment & capital lease obligations       $  653.3
     Other long-term debt                           121.3
          Total long-term debt                      774.6

Redeemable preference shares of a subsidiary
  (includes current portion)                         43.8
Stockholder's equity:
     Common Stock                                   424.9
     Additional paid-in capital                   1,090.1
     Retained income                              1,491.9
     Advances to parent                            (719.1)
          Total stockholder's equity              2,287.8
               Total capitalization              $3,106.2

            SELECTED CONSOLIDATED FINANCIAL AND OPERATING DATA

     The financial information for the years ended December 31, 1994, 1993 and 1992 has been derived from the Company's consolidated financial statements, which statements have been audited by KPMG
Peat Marwick LLP, independent certified public accountants, as indicated in their reports incorporated by reference herein. The financial information as of and for the three months ended March 31, 1995 and 1994 is unaudited, but reflects all adjustments (consisting only of normal recurring accruals) that are, in the opinion of management, necessary for a fair statement for such periods. Data for the three months ended March 31, 1995 are not necessarily indicative of the results to be expected for the year ending
December 31, 1995. The following should be read in conjunction with the consolidated financial statements and related notes of the Company incorporated by reference in its Annual Report on Form 10-K for the year ended December 31, 1994.


                             Three Months
                            Ended March 31,         Year Ended December 31,
                            1995       1994         1994      1993      1992
                    (dollars in millions, except as indicated)

Statement of Operations
Data(a):
  Operating revenues     $ 760.4      $ 742.1    $3,120.3  $2,898.7  $2,859.2
  Operating expenses       733.7        707.6     2,888.7   2,919.5   2,868.8
  Operating income (loss)   26.7         34.5       231.6     (20.8)     (9.6)
  Gain from sales of
    property                15.8         10.5       281.3      30.7     303.0
  Other income (loss)      (12.2)        (7.6)      (44.7)    (19.6)    (13.9)
  Interest expense          24.1         28.2       118.2     104.4      94.0
  Income (loss) before
    taxes and change in
    accounting               6.2          9.2       350.0    (114.1)    185.5
  Income tax expense
    (benefit)                2.5          3.7       139.5     (25.3)     73.5
  Income (loss) before
    cumulative effect of
    change in accounting     3.7          5.5       210.5     (88.8)    112.0
  Cumulative effect of
    change in accounting(b)  ---         (6.0)       (6.0)   (104.2)     ---
  Net income (loss)          3.7         (0.5)      204.5    (193.0)    112.0

Balance Sheet Data(a):
  Total assets          $5,801.2     $5,380.3    $5,789.4  $5,388.6  $5,220.3
  Long-term debt           774.6        809.0       725.3     929.9     773.6
  Common stockholder's
    equity               2,287.8      2,096.6     2,284.1   1,873.4   1,678.2
  Ratio of earnings to
    fixed charges(c)        1.1x         1.2x        2.4x     ----      1.9x

Operating Data(a):
  Operating ratio(d)       96.5%        95.4%       92.6%    100.7%    100.3%
  Total employees at
    end of period         18,685       18,882      18,010    18,982    22,793
  Carloads (thousands)e)   554.9        541.4       2,274     2,078     1,995
  Revenue ton miles
    (billions)(f)           36.0         32.4       139.1     123.6     115.4
  Revenue per ton-mile(g)$ 0.020      $ 0.022     $ 0.021   $ 0.022   $ 0.023
  Revenue per employee
    (thousands)(h)        $ 41.1       $ 39.2     $ 167.3   $ 137.1   $ 125.5
  Revenue ton miles
    per employee
    (thousands)(h)       1,944.8      1,713.2       7,456     5,845     5,063

           Notes to Selected Consolidated Financial and Operating Data


(a) Southern Pacific Rail Corporation transferred ownership of DRGW to the Company effective October 1, 1994 by a contribution to capital. The Consolidated Financial Statements included in the Company's Report on Form 10-K for the year ended December 31, 994, incorporated herein by reference, have been restated to reflect the combined financial position and results of operations and cash flows of the combined companies for all years reported therein.

(b) Includes the effects of a $9.8 million pre-tax accrual of post-employment benefit costs pursuant to Statement of Financial Accounting Standards No. 112 in 1994 and a $168.5 million pre-tax accrual of retiree health and welfare benefit costs pursuant to Statement of Financial Accounting Standards No. 106 in 1993. See
Note 1 to the Consolidated Financial Statements included in the Company's Report on Form 10-K for the year ended December 31, 1994, incorporated herein by reference.

(c) The ratio of earnings to fixed charges is calculated by dividing income (loss) before provision of (benefit from) income taxes (excluding extraordinary items and the cumulative effect of change in accounting charge referenced in note (b)) plus fixed charges by fixed charges. Fixed charges consist of interest on indebtedness, amortization of debt issuance costs and that portion of rental expense deemed to be representative of interest expense (one-third of rental expense). The Company had a deficiency in its earnings to fixed charges coverage of $114.1 million for the year ended December 31, 1993.

(d) Operating ratio represents consolidated operating expenses as a percentage of consolidated operating revenues.

(e) Includes intermodal carloads and assumes two containers per intermodal carload.

(f) Revenue ton-miles equal the product of the weight in tons of freight carried for hire and the distance in miles between origin and destination.

(g) Revenue per ton-mile equals net freight revenue divided by revenue ton-mile of freight traffic.

(h) For fiscal year 1992, revenue ton-miles per employee and revenues per employee have been calculated on the basis of the number of employees at the end of each such period. However, the Company reduced the number of its employees from 22,793 at December 31, 1992 to 18,982 at December 31, 1993 and to 18,010 at December 31, 1994. Because of this substantial reduction in employees during 1993 and 1994, the Company does not believe that calculating these statistics on the basis of the number employees at December 31, 1993 and 1994 would accurately reflect the actual per employee data for 1993 and 1994, respectively. Accordingly, for the years 1993 and 1994 and for the first quarters of 1994 and 1995, this data has been computed on the basis of the average monthly number of employees during those years.

Item 7.     Financial Statements, Pro Form Financial Information and
Exhibits

(a)     Not applicable

(b)     Not applicable

(c)     None



                              SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SOUTHERN PACIFIC RAIL CORPORATION



                                 BY: /s/ B.C. Kane

                                    Name:  B.C. Kane
                                    Title: Controller

Dated:  April 27, 1995